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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10K into the Company's previously filed Registration Statement File No. 333-68291, Registration Statement File No. 333-68283 and Registration Statement File No. 333-42015.



                                          ARTHUR ANDERSEN LLP


San Francisco, California
March 22, 1999